As filed with the Securities and Exchange Commission on September 1, 1999.
                                               1933 Act Registration No. 33-5435
                                              1940 Act Registration No. 811-4658

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [  X  ]

        Pre-Effective Amendment No.         [     ]

        Post-Effective Amendment No. 14     [  X  ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [  X  ]

        Amendment No. 15                           [  X  ]

                        (Check appropriate box or boxes)

                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.
               (Exact name of registrant as specified in charter)
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (901) 524-4100


                              ALLEN B. MORGAN, JR.
                               Morgan Keegan Tower
                            Memphis, Tennessee 38103
                     (Name and address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                          Washington, D. C. 20036-1800
                            Telephone: (202) 778-9000



It is proposed that this filing will become effective (check appropriate box):

      [   ]    Immediately upon filing pursuant to paragraph(b)
      [   ]    On ____________ pursuant  to  paragraph (b)
      [   ]    60 days  after  filing  pursuant to paragraph (a)(1)
      [ X ]    On NOVEMBER 1, 1999 pursuant to  paragraph(a)(1)
      [   ]    75 days after filing pursuant to paragraph (a)(2)

      [   ]    On ____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

       ___ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                    Morgan Keegan Southern Capital Fund, Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents.

        Table of Contents

        Part A -      Prospectus

        Part B -      Statement of Additional Information

        Part C -      Other Information

        Signature Page

Morgan Keegan Southern Capital Fund

The fund seeks capital appreciation by investing principally in securities of companies which are headquartered in the southern United States.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

MORGAN KEEGAN & COMPANY, INC.
Fifty Front Street
Memphis, Tennessee   38103
(901) 524-4100
(800) 366-7426

Dated: November 1, 1999

INVESTMENT OBJECTIVE


The fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its objective by investing at least 65% of its assets in equity and debt securities of companies that are headquartered in the southern United States. The fund may invest up to 35% of its assets in securities of companies headquartered outside that region which offer attractive opportunities for capital appreciation. For purposes of this Prospectus, a company is "headquartered" in the southern United States if its principal corporate offices are located in the southern United States or if (alone or on a consolidated basis) it derives 50% or more of its total revenues from either goods produced, sales made or services performed in Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Virginia and West Virginia.

The fund's Adviser believes that the demographic and economic characteristics of the region provide the basis of greater than average potential for capital appreciation of companies headquartered there. These characteristics include mild climate, lower state taxes, labor availability, government attitudes generally favorable to business development and average annual pay below the national average.

The fund's Adviser selects investments primarily based on a fundamental analysis of specific companies. Analysis includes consideration of the overall financial health and prospects of given companies, with attention to the following factors: return on equity, rate of growth of earnings, and price to earnings ratios, as compared to the company's historic performance and to the ratios of the industry at large.

The fund will invest primarily in common stock, preferred stock and convertible debt securities. Normally the fund would not expect to invest more than 35% of its assets in non-convertible debt securities, including high quality money market instruments (such as certificates of deposit), repurchase agreements and cash. The fund will only invest in debt securities that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality.

For temporary defensive purposes, the fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. To the extent the fund uses this strategy, it may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund


A variety of factors may influence the fund's investment performance, such as:


      o MARKET RISK. Because the fund invests primarily in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall.


      o GEOGRAPHICAL FOCUS RISK. Investment in a portfolio of securities of companies headquartered in a specific geographical region such as the southern United States in which the fund invests involves greater risk of possible loss than investment in a portfolio of securities which have headquarters throughout the United States. The fund may be more affected by a common adverse factor than a fund with a portfolio which is not geographically concentrated. There is the risk that those economic and demographic factors that, in the opinion of the Adviser, favor the growth of companies headquartered in the southern United States might not result in the growth of such companies or in their stock prices. There is further risk that other factors, such as adverse economic conditions in Latin America, could adversely affect the economic climate of the southern United States.


      o YEAR 2000 RISK. Like other mutual funds, the fund could be affected by problems relating to the ability of computer systems to recognize the year 2000. The fund is taking steps to ensure that its computer systems are compliant with Year 2000 issues and to determine that the systems used by its major service providers are also compliant. Issuers whose securities are held in the fund's portfolio may also be adversely affected by the Year 2000 issue. At the same time, it is impossible to know whether these problems, which could disrupt the fund's operations and investments if uncorrected, have been adequately addressed until the date in question arrives.

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE:

The following bar chart shows how the fund's performance has varied from year to year. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower. The table that follows the chart shows the average annual returns over several time periods for the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                                  TOTAL RETURN


          YEAR                        FUND

          1989                        3.69%
          1990                        3.23%
          1991                       17.60%
          1992                       13.32%
          1993                        0.42%
          1994                       13.81%
          1995                       28.30%
          1996                       26.32%
          1997                       25.32%
          1998                        5.20%

Year-to-date performance as of 6/30/99: 5.20%

Best quarter during years shown:   ending  December 31, 1998 :   24.11%
Worst quarter during years shown: ending September 30, 1990 : -19.69%



AVERAGE ANNUAL TOTAL RETURNS
(as of June 30, 1999)



                          SOUTHERN CAPITAL FUND        S&P 500 INDEX*

ONE YEAR                           5.20%                  21.07%
FIVE YEARS                        19.45%                  25.31%
TEN YEARS                         13.29%                  15.75%

* The S&P 500 is an unmanaged index of U.S. stocks.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)
----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases:  (as a percentage of offering
price).........................................................        3.0%
Maximum Deferred Sales Charge (Load) Imposed
on Reinvested Dividends  (as a percentage of
the lesser of the offering price or net
asset value)...................................................        None
Redemption Fee.................................................        None
Exchange Fee...................................................        None


ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)
----------------------------------------------------------

Management fee.................................................       1.00%
Distribution (12b-1) fees......................................       0.50%
Other expenses ................................................       0.20%
                                                                    ----------
Total annual fund operating expenses...........................       1.70%
                                                                    ==========


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same. As noted above the fund has no redemption fee of any kind. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS     10 YEARS
               ------      -------      -------     --------
                 $ 47          $82         $120         $226

SALES CHARGE

You may purchase shares at the net asset value next determined after receipt of your order plus a sales charge equal to 3% of the public offering price (3.09% of the net amount of the purchase price invested in shares of the fund). On sales of $1 million or more, you may purchase shares at the net asset value next determined after receipt of your order plus a sales charge equal to 1% of the public offering price (1.01% of the net amount of the purchase price invested in fund shares). If you intend to purchase at least $1 million of fund shares, you may also purchase shares at a 1% sales charge pursuant to a letter of intention program that permits purchases within a two-year period to be aggregated for this purpose. The "letter of intent" allows you to count all investments in this or other Morgan Keegan Funds over the next 24 months as if you were making them all at once, for purposes of calculating sales charges In certain other circumstances, the sales charge may be waived; please see the fund's Statement of Additional Information.


--------------------------------------------------------------------------------
                                  Sales Charge
------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Your investment            As a % of offering price           As a % of net
                                                               amount invested
------------------------------------------------------------------------------
up to $999,999                        3.00                            3.09
$1 million and over                   1.00                            1.01
------------------------------------------------------------------------------

YOUR ACCOUNT

BUYING SHARES If you are buying shares through a Morgan Keegan & Company, Inc. ("Morgan Keegan") investment broker, he or she can assist you with all phases of your investment.

MINIMUM INITIAL INVESTMENT:

o     $500


MINIMUM ADDITIONAL INVESTMENT:

o     $250

Initial and subsequent investments in an IRA account established on behalf of a non working spouse of a shareholder who has an IRA invested in the fund require a minimum amount of only $250. In addition, once you have established an account, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

POLICIES FOR BUYING SHARES

TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value you must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.

PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan investment broker or Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

BUYING SHARES THROUGH AN INVESTMENT BROKER

BY MAIL Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE As long as the transaction does not require a written request, you or your investment broker can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where you do not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE Read the prospectus for the Fund into which you are exchanging. Call Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC INVESTMENT See plan information on page 9.

MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time) www.morgankeegan.com

TO ADD TO AN ACCOUNT

BY PHONE    Contact Morgan Keegan at 800-366-7426.

BY CHECK Fill out the investment stub from an account statement, or indicate the fund name and share class on your check. Make checks payable to "Morgan Keegan." Mail the check and stub to Morgan Keegan at 50 North Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

o  You are selling more than $100,000 worth of shares
o  The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o  You are transferring shares to an account with a different registration
o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

   CORPORATE ACCOUNTS: certified copy of a corporate resolution
   FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

TO SELL SOME OR ALL OF YOUR SHARES

THROUGH AN INVESTMENT BROKER

BY MAIL Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE  Read the prospectus for the fund into which you are exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC WITHDRAWAL See plan information on page 9.

MORGAN KEEGAN & CO., INC.
50 North Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, central time) www.morgankeegan.com

ACCOUNT POLICIES

THE FUND'S BUSINESS HOURS The fund is open the same days as the NYSE (generally Monday through Friday). Representatives of the fund are available normally from 8:30 a.m. to 4:30 p.m. central time on these days.

CALCULATING SHARE PRICE The offering price of one share is its net asset value plus a sales charge (currently a maximum of 3% of the offering price, or 3.09% of the net amount invested). Net asset value per fund share will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Securities owned by the fund for which market quotations are readily available will be valued at current market value, and other securities and assets will be valued at fair value by or under the direction of the Board of Directors.

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your investment broker can also use these privileges with your written permission, to request redemptions.

As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time. The fund will provide 7 days' prior written notice before suspending or eliminating telephone privileges.

EXCHANGE PRIVILEGES There is no fee to exchange shares of the Fund for Class A shares of Morgan Keegan Select Fund. Your new Fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with Fund management and drive up costs for all shareholders. Because of this, the Fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The Fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The Fund will provide 60 days' prior written notice before suspending or eliminating exchange privileges.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500, Morgan Keegan may mail you a notice asking you to bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

SUSPENSION  At any time, the fund may suspend the sale of its shares.

INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM (SIP) Use SIP to set up regular automatic investments in the fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days' notice.

SYSTEMATIC WITHDRAWAL PLAN This plan is designated for retirees and other investors who want regular withdrawals from their fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT Have your dividends automatically reinvested at no sales charge.

EXCHANGES It's easy to move money from the Fund to the Morgan Keegan Select Fund, with no exchange fees. (Exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at www.morgankeegan.com.

OPENING a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your investment broker can help you determine if this fund is right for you. He or she is trained to understand investments and can help speed the application process.

TAKE ADVANTAGE of everything your investment broker and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your investment broker can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.

Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call
800-366-7426 for information on retirement plans or any of the services described above.

MANAGEMENT AND INVESTMENT ADVISER

The fund is managed by Morgan Asset Management, Inc. ("Adviser"), a wholly owned subsidiary of Morgan Keegan, Inc. Subject to the supervision of the Board of Directors, the Adviser manages the investment and other affairs of the fund and directs the investments of the fund in accordance with its investment objective, policies and limitations pursuant to an Investment Advisory and Management Agreement between the fund and the Adviser. The Adviser's address is Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

The Adviser receives for its services a management fee, calculated daily and payable quarterly, at an annual rate of 1% of the average daily net assets of the fund for the first $100 million of average daily net assets and 0.75% of average daily net assets exceeding $100 million. The advisory fee is higher than fees paid by most other funds to their investment advisers. The Adviser has agreed to waive its fee and to reimburse the fund to the extent its annual expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 2.0% of net assets. The net fee paid to the Adviser for the past fiscal year was $877,482. The fund expects to use Morgan Keegan as broker for all or a substantial portion of its agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Morgan Keegan also provides accounting services to the fund and acts as its transfer and dividend disbursing agent.

PORTFOLIO MANAGER

Since July 1, 1994, E. Elkan Scheidt, a managing director of Morgan Keegan and an employee of Morgan Asset Management, Inc. has served as the portfolio manager of the fund. From November 1990 to July 1, 1994, Mr. Scheidt served as assistant to the portfolio manager of the fund. Mr. Scheidt joined Morgan Keegan as an investment broker in 1985. He received a B.A. in Economics from Tulane University in New Orleans, Louisiana.

DISTRIBUTOR

Morgan Keegan acts as distributor of the fund's shares pursuant to a plan of distribution ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and an Underwriting Agreement between it and the fund. Under the Plan, the fund pays Morgan Keegan a service fee computed daily and paid monthly at the annual rate of .25% of the fund's average daily net assets and a distribution fee as compensation for its distribution services, computed daily and paid monthly, at the annual rate of .25% of the fund's average daily net assets. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

INCOME AND CAPITAL GAIN DISTRIBUTIONS. The fund distributes its net investment income and net capital gain to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly.
Net capital gains, if any, are distributed annually.

You may have your distributions reinvested in shares of the fund or credited to your brokerage account or mailed out by check. If you do not give Morgan Keegan other instructions, your distributions will automatically be reinvested in shares of the fund. Distributions to Keogh plans, 401(k) plans and other qualified retirement plans are generally reinvested in fund shares (without a sales charge).

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. Every year, your fund will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year. In general, any dividends and net short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as long-term capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is the same as a sale.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in the fund close to a capital gains distribution payment date (if the fund makes a capital gain distribution, you will receive some of your investment back as a taxable distribution), or
o Selling shares of the fund at a loss for tax purposes and reinvesting in shares of the fund 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss).

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP  WITHHOLDING.   By law, the fund must withhold 31% of your distributions
and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by _______________, independent accountants, whose report, along with the fund's' financial statement, is included in the fund's Annual Report to Shareholders. Annual Reports may be obtained without charge by calling 1-800-366-7426.

                            [--------------------]

FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 1999, containing further information about the fund has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus. A copy of the SAI may be obtained, without charge:

o     from your Morgan Keegan investment broker;

o     by calling Morgan Keegan at 800-366-7426;

o     by writing to Morgan Keegan at the address noted below; or

o     by accessing the Web site maintained by the SEC (http://www.sec.gov).


Information about the fund (including the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for further information), or may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                          Morgan Keegan & Company, Inc.
                              50 North Front Street
                                Memphis, TN 38103





































Investment Company Act File No. 811-4658.

                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

      The Morgan Keegan Southern Capital Fund, Inc. is a diversified open-end management investment company incorporated in Maryland on May 5, 1986. The fund invests principally in securities, including common stock, preferred stock, convertible and other debt securities, of companies which are headquartered in the southern United States. For purposes of this Statement of Additional Information, the "southern United States" consists of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, Missouri, North Carolina,
Oklahoma, South Carolina, Tennessee, Texas, Virginia and West Virginia. A company is "headquartered" in the southern United States if either its principal corporate offices are located in the southern United States, or if (alone or on a consolidated basis) it derives 50% or more of its total revenues from either goods produced, sales made or services performed in the southern United States.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the fund's Prospectus, dated November 1, 1999, which has been filed with the Securities and Exchange Commission. A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc., the fund's distributor.


                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (901) 524-4100

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES...............1

ADDITIONAL TAX INFORMATION.....................................................4

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................5

VALUATION OF SHARES............................................................7

PERFORMANCE INFORMATION........................................................7

TAX-DEFERRED RETIREMENT PLANS..................................................9

THE FUND'S DIRECTORS AND OFFICERS.............................................10

TABLE OF COMPENSATION.........................................................12

THE FUND'S PRINCIPAL SHAREHOLDERS.............................................13

THE FUND'S INVESTMENT ADVISER.................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................14

THE FUND'S DISTRIBUTOR........................................................16

DESCRIPTION OF THE FUND'S SHARES..............................................18

THE FUND'S CUSTODIAN, TRANSFER AGENT,.........................................19

THE FUND'S LEGAL COUNSEL......................................................19

THE FUND'S CERTIFIED PUBLIC ACCOUNTANTS.......................................19

FINANCIAL STATEMENTS..........................................................20




Dated:  November 1, 1999

        ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES

      In addition to the investment objectives in the Prospectus, the fund has adopted certain investment limitations that cannot be changed except by vote of the holders of a majority of the fund's outstanding voting securities. The fund may not:

      1.  Issue senior securities, except as permitted under the 1940 Act;

      2. Borrow money, including entry by the fund into reverse repurchase agreements, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing. Although not a fundamental policy subject to shareholder approval, the fund intends to repay any money borrowed before any additional portfolio securities are purchased;

      3. Mortgage, pledge or hypothecate any of its assets, except to secure permitted borrowings up to 5% of the value of its total assets at the time of borrowing, provided that the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge;

      4. Purchase securities on "margin," make short sales of securities or maintain a short position in any security;

      5. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the fund's total assets (taken at market value) would be invested in such securities;

      6.  Purchase or sell commodities and commodity contracts;

      7. Underwrite the securities of other issuers, except that the fund may invest in securities that are not readily marketable without registration under the Securities Act of 1933, as amended, if immediately after the making of such investment not more than 5% of the value of the fund's total assets (taken at cost) would be so invested;

      8. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

      9. Write (sell) or purchase put, call, straddle or spread options except that the fund may write covered call options with respect to its portfolio securities listed on a national securities exchange and enter into closing purchase transactions with respect to call options so listed or quoted;

      10. Purchase or sell real estate, except that the fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein;

      11. Purchase or sell interests in oil or gas or other mineral exploration or development programs;

      12. Invest more than 25% of its total assets in securities of issuers in the same industry; invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. government, its agencies and instrumentalities, or buy more than 10% of the of the voting securities or more than 10% of all the securities of any one issuer; or

      13. Invest more than 5% of its total assets (taken at market value) in securities of companies that, including their predecessors, have been in operation for less than three years.

      As noted above, the investment limitations of the fund and the fund's investment objective are fundamental and may not be changed without the vote of the holders of a majority of the fund's outstanding voting securities. Under the Investment Company Act of 1940 ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Whenever an investment policy or limitation states a maximum percentage of the fund's assets which may be invested in any security or other standard or percentage limitation, such percentage shall be determined immediately after and as a result of the acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

Illiquid Securities
-------------------

      Although not a fundamental policy subject to shareholder vote, the fund will not invest more than 10% of its net assets in illiquid securities (securities which, in the judgment of Morgan Asset Management, Inc. ("Adviser"), could not be sold within seven business days without substantial adverse impact on their market prices because of such sales), including repurchase agreements of more than seven days' duration.

Warrants
--------

      Although not a fundamental policy subject to shareholder vote, as long as the fund's shares are registered in certain states, the fund may not invest more than 5% of the value of its net assets, taken at the lower of cost or market value, in warrants or invest more than 2% of the value of such net assets in warrants not listed on the New York or American Stock Exchanges.

Options
-------

      The fund may from time to time write (sell) covered call options on certain of its portfolio securities. The fund intends only to engage in transactions in exchange-traded options. A covered call option is an option to purchase a portfolio security owned by the fund. In such a transaction, the fund obligates itself to sell the underlying security to the purchaser of the option at a fixed price if the purchaser exercises the option during the option period. In return, the fund receives a premium from the purchaser. During the option period, the fund foregoes the opportunity to profit from any increase in the market price of the security above the exercise price of the option, but retains the risk that the price of the security may decline.

      The fund may seek to terminate its obligation as a writer of a call option prior to its expiration by entering into a "closing purchase transactions." There is no assurance that the fund will be able to effect a closing purchase transaction, particularly with respect to thinly traded call options. The selling of call options could result in an increase in the fund's portfolio turnover rate, particularly in periods of appreciation in the market price of the underlying securities. The fund would use such options only as a defensive strategy and not as a primary investment technique. Although not a fundamental policy subject to shareholder vote, the fund does not intend during the coming year to write call options on portfolio securities exceeding 5% of its total assets or to write options that are not traded on a national securities exchange. Normally such options will be written only on those portfolio securities which the Adviser does not expect to have significant short-term capital appreciation.

Lending Portfolio Securities
----------------------------

      The fund may lend portfolio securities to broker/dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the value of the securities loaned plus any accrued interest, "marked to market" on a daily basis, is continuously maintained by the borrower with the fund, and further provided that the Adviser determines that the borrower presents minimal credit risk. The Adviser will monitor the credit status of the borrower during the period of the loan.

      During the time portfolio securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn additional income, or it may receive an agreed upon fee from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if such vote were considered important with respect to the investment. The fund does not intend during the coming year to loan more than 5% of its portfolio securities at any given time.

Repurchase and Reverse Repurchase Agreements
--------------------------------------------

      Available cash may be invested by the fund in repurchase agreements. A repurchase agreement is an agreement under which U.S. Government obligations are acquired from a securities dealer or Bank subject to resale at a previously agreed upon price and date. The resale price reflects an agreed upon interest rate which is unrelated to the interest rate provided by the securities which are transferred. The securities will be held for the fund by its custodian as collateral until retransferred and will be supplemented by additional collateral (without cost to the fund) if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Repurchase agreements are usually for periods of one week or less, but may be for longer periods.

      To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund would be delayed or limited. However, the fund has adopted standards for the parties with whom it may enter into repurchase agreements, including monitoring by the Adviser of the creditworthiness of such parties, which the fund's Board of Directors believes are reasonably designed to assure that each party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

      As stated in the fund's investment limitations, the fund may enter into reverse repurchase agreements for temporary purposes. Because such agreements are considered to be borrowings, the agreements are subject to the limitation that the fund may not borrow in an aggregate amount that exceeds 5% of the value of the fund's total assets at the time of borrowing. Reverse repurchase agreements involve the sale of securities held by the fund pursuant to the fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. While reverse repurchase transactions are outstanding, the fund will maintain in a segregated account, cash, U.S. government securities or other liquid, high grade debt securities of an amount at least equal to the market value of the securities, plus accrued interests, subject to the agreement.


                           ADDITIONAL TAX INFORMATION

      The following is a general summary of certain federal income tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

General
-------

      The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and Other Distributions
---------------------------------

      A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions by the fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) do not qualify for the dividends-received deduction.

      Dividends and other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

      Any loss on a sale or exchange of fund shares held for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

      A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Letter of Intention
-------------------

      The sales charge applicable to purchases is reduced to 1% pursuant to a Letter of Intention that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 24-month period. Investors may obtain a form of a Letter of Intention ("Letter") from their Morgan Keegan investment broker or the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 24-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 24-month period (while remaining registered in the name of the purchaser) for this purpose.

Sales Charge Waivers
--------------------

      The sales charge is waived on shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Morgan Keegan & Company, Inc. (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of not less than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (1) common or collective trust funds maintained by a bank, (2) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Koegh Plans and 401(k) Plans), and (3) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

Additional Information on Redemptions
-------------------------------------

      Suspension of the right of redemption, or postponement of the date of payment, may be made (1) for any periods when the Exchange is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the Securities & Exchange Commission ("SEC") exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

      The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).


                               VALUATION OF SHARES

      Net asset value of a fund share will be determined daily as of the close of the Exchange, on every day that the Exchange is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days when the Exchange is closed. Currently, the Exchange is closed on weekends and on certain days relating to the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas. Securities owned by the fund for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined under procedures adopted by the fund's Board of Directors. Securities traded on an exchange or NASD National Market System securities (including debt securities) will normally be valued at their last sale price. Other over-the-counter securities (including debt securities), and securities traded on exchanges for which there is no sale on a particular day (including debt securities), will be valued by a method which the fund's Board of Directors believes accurately reflects fair value. Premiums received on the sale of call options are included in the fund's net asset value, and the current market value of options sold by the fund will be subtracted from net assets.


                             PERFORMANCE INFORMATION

      The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

Total Return Calculations
-------------------------

      Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

                  P(1 + T)n = ERV
               where: P     = a hypothetical initial payment of $1,000
                      T     = average annual total return
                      n     = number of years
                      ERV   = ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of that period

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value.

      The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Initial sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

Other Information
-----------------

      From time to time the fund may  compare  its  performance  in  Performance
Advertisements to the performance of other mutual funds or various market indices. One such market index is the S&P 500, a widely recognized unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund may invest in securities that are not included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

      The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

      The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S.
government, the value of fund shares will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

      The fund's Performance Advertisements may reference the history of the fund's distributor and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.

      From time to time the fund may quote information including, but not limited to, data regarding the southern region of the United States from sources considered by Morgan Keegan to be reliable, including information relating to economic and financial trends in the southern region. The fund may also quote or discuss information or other data concerning the southern region reported in independent periodicals, including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST, THE KIPLINGER LETTERS and THE ECONOMIST.


                          TAX-DEFERRED RETIREMENT PLANS

      As noted in the fund's Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

Individual Retirement Accounts - IRAs
-------------------------------------

      If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to an "education IRA" or "Roth IRA", distributions from which are not taxable under certain circumstances.

      An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or in certain other situations.

Self-Employed Individual Retirement Plans - Keogh Plans
-------------------------------------------------------

      Morgan Keegan will assist self-employed individuals to set up a retirement plan through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities.
However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

Simplified Employee Pension Plans - SEPPS and Savings Incentive Match Plans for
-------------------------------------------------------------------------------
Employees - SIMPLES
-------------------

      Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.


                        THE FUND'S DIRECTORS AND OFFICERS

      The fund's officers are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the fund as defined by the 1940 Act. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103, unless otherwise indicated.

                                   Position with the fund and
Name                          Principal Occupation During Past Five Years
----                          -------------------------------------------

Allen B. Morgan, Jr.*       President and Director    Mr. Morgan is Chairman and
Age 57                                                Chief Executive Officer
                                                      and Executive Managing
                                                      Director of Morgan Keegan
                                                      & Company, Inc. He also is
                                                      a Chairman of Morgan
                                                      Keegan, Inc., a Director
                                                      of Morgan Asset
                                                      Management, Inc., and a
                                                      Director of Catherine's
                                                      Stores, Inc.

James D. Witherington, Jr.  Director                  Mr. Witherington is
845 Crossover Lane,                                   President of SSM Corp.
Suite 140                                             (management of venture
Memphis, Tennessee 38117                              capital funds). He also
Age 50                                                serves as a Director
                                                      for several private
                                                      companies.

William F. Hughes, Jr.      Director                  Mr. Hughes is a Managing
Age 56                                                Director of Morgan Keegan
                                                      & Company, Inc.  He also
                                                      is President of Morgan
                                                      Asset Management, Inc.

William Jefferies Mann      Director                  Mr. Mann is Chairman
675 Oakleaf Office Lane                               and President of Mann
Suite 100                                             Investments, Inc.
Memphis, Tennessee 38117                              (hotel investments/
Age 67                                                consulting).  He also
                                                      serves as a Director
                                                      for Heavy Machines, Inc.

James Stillman R. McFadden  Director                  Mr. McFadden is Vice
845 Crossover Lane,                                   President of Sterling
Suite 124                                             Equities, Inc. (private
Memphis, Tennessee 38117                              equity financings).  He is
Age 42                                                also President and
                                                      Director of 1703 Inc.
                                                      and a Director of
                                                      Staff Printing Co.

                                   Position with the fund and
Name                          Principal Occupation During Past Five Years
----                          -------------------------------------------

Joseph C. Weller*           Vice President,           Mr. Weller is Executive
Age 60                      Treasurer & Assistant     Vice President and Chief
                            Secretary                 Financial Officer and
                                                      Executive Managing
                                                      Director of Morgan Keegan
                                                      & Company, Inc. He also is
                                                      a Director of Morgan Asset
                                                      Management, Inc.

Charles D. Maxwell*         Secretary and             Mr. Maxwell is a Managing
Age 45                      Assistant Treasurer       Director and Assistant
                                                      Treasurer of Morgan Keegan
                                                      & Company, Inc., and
                                                      Secretary/Treasurer of
                                                      Morgan Asset Management,
                                                      Inc. He was formerly a
                                                      senior manager with Ernst
                                                      & Young (accountants)
                                                      (1976-86).



                             TABLE OF COMPENSATION(1)

                                                          Total Compensation
   Name and Position       Aggregate Compensation     in the Morgan Keegan funds
   with the Company           from the Company         Complex Paid to Directors
   ----------------           ----------------         -------------------------

Allen B. Morgan, Jr.                 $0                          $0
President and Director

James D. Witherington, Jr.         $4,000                      $8,000
Director

William F. Hughes, Jr.               $0                          $0
Director

William Jeffries Mann              $4,000                      $8,000
Director

James Stillman R. McFadden         $4,000                      $8,000
Director

Officers and directors of the fund who are interested persons of the fund receive no salary or fees from the fund. Directors of the fund who are not interested persons of the fund will receive a fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors attended by them.

(1) These numbers are based on the compensation schedule adopted by the Company for its operation. The Morgan Keegan funds' Complex consists of one other investment company with multiple series.


                        THE FUND'S PRINCIPAL SHAREHOLDERS

      On June 30, 1999 there were 3,538,983 shares of the fund outstanding of which all the officers and directors of the fund as a group (7 persons) owned approximately 69,869 shares. Management of the fund is not aware of any shareholder who owned of record or beneficially 5% or more of the fund's outstanding common stock as of that date.


                          THE FUND'S INVESTMENT ADVISER

      Morgan Asset Management, Inc., formerly Southern Capital Advisors, Inc., ("Adviser"), an affiliate of Morgan Keegan, serves as the fund's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement"). The Advisory Agreement originally became effective as of August 14, 1986 and was most recently approved by the shareholders of the fund on October 20, 1987. The Advisory Agreement provides that, subject to overall supervision by the Board of Directors of the fund, the Adviser manages the investment and other affairs of the fund. The Adviser is responsible for managing the fund's portfolio securities and for making purchases and sales of portfolio securities consistent with the fund's investment objective, policies and limitations described in the Prospectus and this Statement of Additional Information. The Adviser is obligated to furnish the fund with office space as well as with executive and other personnel necessary for the operation of the fund. In addition, the Adviser is obligated to supply the Board of Directors and officers of the fund with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of directors and officers of the fund who are employees of the Adviser and/or its affiliates.

      The fund bears all its other expenses which are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost(including brokerage commissions or charges, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the fund's shares; expenses of registering and qualifying fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to fund shareholders; costs of stationery; costs of shareholders' and other meetings of the fund; compensation and expenses of the independent directors; and insurance covering the fund and its officers and directors. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be party. The fund also may have an obligation to indemnify its directors and officers with respect to any such litigation.

      The Adviser receives for its services a management fee, calculated daily and payable quarterly, at an annual rate of 1% of the average daily net assets of the fund for the first $100 million of average daily net assets and 0.75% of average daily net assets exceeding $100 million. The advisory fee is higher than fees paid by most other funds to their investment advisers, but is not significantly different, in the Adviser's opinion, from the fees of advisers to mutual funds with similar specialized policies. The Adviser has agreed to reimburse the fund for certain expenses, including waiving the advisory fees received by it, in any fiscal year in which the fund's annual expenses (excluding interest, taxes, brokerage fees and commissions, and certain extraordinary charges), exceed 2.0% of the fund's average net assets. For the fiscal year ended June 30, 1997, the advisory fee was $427,360 and the Advisor waived and reimbursed the fund $8,384. For the fiscal year ended June 30, 1998, the advisory fee was $695,785. For the fiscal year ended June 30, 1999, the advisory fee was $877,482 .

      The Advisory Agreement will remain in effect from year to year, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the fund. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the directors of the fund who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreement may be terminated by the Adviser or the fund, without penalty, on 60 days' written notice to the other, and will terminate automatically in the event of its assignment.

      Under the Advisory Agreement, the fund will have the non-exclusive right to use the name "Morgan Keegan" until the Agreement is terminated, or until the right is withdrawn in writing by the Adviser.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Under the Advisory Agreement, the Adviser is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, the fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing brokers facilities (including the services described below) and any risk assumed by the executing broker.

      The Adviser may give consideration to research, statistical and other services furnished by broker/dealers to the Adviser for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the fund. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal year ended June 30, 1999, the fund paid brokerage commissions of $22,541 to brokers who provided research services.

      From time to time the fund may use Morgan Keegan & Company, Inc. ("Morgan Keegan") as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the fund to pay Morgan Keegan any commission for effecting a securities transaction for the fund in excess of the usual and customary amount other broker/dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers. For the fiscal year ended June 30, 1999, brokerage commissions paid to Morgan Keegan constituted approximately 8 % of all brokerage commissions paid by the fund in connection with 7 % of the aggregate dollar amount of transactions involving the payment of commissions effected by the fund in that year. Brokerage commissions paid to Morgan Keegan & Company, Inc. were $3,425, $8,100 and $9,200 for the fiscal years ended June 30, 1999, 1998 and 1997.

      The fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

      Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the fund on that exchange only if the fund expressly consents by written contract. The Advisory Agreement expressly provides such consent in accordance with Rule 11a2-2(T).

      Investment decisions for the fund are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more that one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

      Morgan Keegan personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders by all Morgan Keegan directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the fund.


                             THE FUND'S DISTRIBUTOR

      Morgan Keegan acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the fund and Morgan Keegan dated August 14, 1986 and amended on February 12, 1987 and July 7, 1993 ("Underwriting Agreement"). The shares of the fund are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of fund shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan also compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of fund shares in accounts of their clients.

      Pursuant to the Underwriting Agreement, as currently in effect, Morgan Keegan will receive as compensation for its services a 3% sales charge on purchased shares. The sales charge is reduced to 1% on sales of $1 million or more, and is waived on certain purchases of fund shares. In addition, Morgan Keegan will receive an annual distribution fee equivalent up to .25% of the fund's average daily net assets and an annual service fee equivalent to up to
 .25% of the fund's average net assets, in accordance with the Distribution Plan described below. The distribution fee is computed daily and paid monthly.

      The fund has adopted a Distribution Plan ("Plan") which, among other things, permits it to pay Morgan Keegan a service fee and a distribution fee out of its net assets. The Plan was approved by the initial shareholder of the fund on August 14, 1986, and, as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on the same date, including a majority of the directors who are not "interested persons" of the fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("Qualified Directors"). The Plan was amended on February 12, 1987, to reduce the annual distribution fee from an equivalent of 1.0% of the fund's average daily net assets to an equivalent of .50% of the fund's average daily net assets. The Plan also was amended on July 7, 1993 to reflect compliance with National Association of Securities Dealers, Inc. rule regarding "asset-based" sales charges. The continuation of the Plan was approved by a majority of the Board of Directors, including a majority of the Qualified Directors on August 18, 1999.

      Service fees and distribution fees paid by the fund to Morgan Keegan under the Plan may exceed or be less than Morgan Keegan's expenses thereunder. For the fiscal year ended June 30, 1999, the fund paid service fees and distribution fees to Morgan Keegan pursuant to the Plan of $438,740. For the fiscal year ended June 30, 1999, expenses paid for by Morgan Keegan included $263,245 for commissions and other compensation to employees, $97,297 for printing and mailing, and $29,940 for promotional materials. No interested person of the fund or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of the broker's ongoing involvement with individual customers as well as the benefit from continued promotion. For the fiscal year ended June 30, 1997, Morgan Keegan retained sales charges for $250,000 received on sales of the fund's shares; for the fiscal year ended June 30, 1998, Morgan Keegan retained sales charges for $624,000 received on sales of the fund's shares; and for the fiscal year ended June 30, 1999, Morgan Keegan retained sales charges for $224,000 received on sales of the fund's shares.

      In approving the Plan and the amendments to the Plan, in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the service and distribution fees. In connection with its consideration of this factor, the Board considered at the time of the amendment the effect of the institution of a 3% sales charge by the distributor. The Board determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing equity funds sold with front-end sales loads, with or without distribution fees. The Plan permits the fund's shares to be sold to investors with a front-end sales load of 3%, while some competing equity funds traditionally have been sold with front-end sales loads in an amount up to 8 1/2% of the purchase price (9.29% of the net amount invested). The Board also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Directors determined that there was a reasonable likelihood that the Plan, and the amendments to the Plan, would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit both the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result to the Plan. In considering whether to continue the Plan, the Directors, among other things, also reviewed the expenses of the Plan, alternative methods of distributing fund shares and the overall expected costs and benefits to the fund.

      The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the fund. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval;

otherwise the Plan may be amended by the Directors, including a majority of the Qualified Directors, as described above.

      The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors.

      Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

      The current Underwriting Agreement was approved initially by vote of the Board and the Qualified Directors on February 9, 1987, and its continuance was most recently approved by vote of the Board and the Qualified Directors on August 16, 1999. The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon 60 days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon 60 days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.


                        DESCRIPTION OF THE FUND'S SHARES

      The fund is a diversified open-end management investment company incorporated in Maryland on May 5, 1986. The fund has authorized capital of 100 million shares of common stock, par value $0.001. All shares are the same class, and each share is entitled to one vote for the election of Directors and on any other matter submitted to a shareholder vote. The Directors may create additional series of shares from time to time although they have no present intention to do so. Fractional shares will have fractional voting rights. Voting rights are not cumulative. All shares of the fund are fully paid and non-assessable and have no preemptive or conversion rights.

      The fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. The fund's by-laws require the Directors to call a meeting of record of not less than 25% of the fund's outstanding shares.

                      THE FUND'S CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                                       AND
                       PORTFOLIO ACCOUNTING SERVICE AGENT

      Morgan Keegan & Company, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, serves as the transfer and dividend disbursing agent of the fund. For these services, Morgan Keegan, the fund's distributor, receives from the fund a fee of $5,000 per month, or $60,000 per year.

      Morgan Keegan also provides accounting services to the fund. For these services, which include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services, Morgan Keegan receives from the fund a fee of $2,500 per month, or $30,000 per year.

      Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

      State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the fund's custodian.


                            THE FUND'S LEGAL COUNSEL

      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund and has passed upon certain matters in connection with this offering.


                     THE FUND'S CERTIFIED PUBLIC ACCOUNTANTS

      ___________________, are the fund's independent certified public accountants. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the fund's financial statements contained in the fund's Annual Report to shareholders for the period ended June 30, 1999 ("Annual Report"). Those financial statements have been examined by ___________, whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. _______________, performs an audit of the fund's financial statements and reviews the fund's federal and state income tax returns.

                              FINANCIAL STATEMENTS

      The fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes, and the report of independent certified public accountants appearing therein are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Item 23.          Exhibits:

        (a)       Articles of Incorporation dated May 5, 1986 (1)
        (b)       By-laws as amended August 24, 1987 (1)
        (c)       Instruments defining the Rights of Shareholders
                  (1)    Articles of Incorporation (1)
                  (2)    By-laws (1)
        (d)       Investment  Advisory and Management  Agreement (1)
        (e)       Underwriting Agreement  (1)
        (f)       Bonus,  profit  sharing  or  pension  plans - none
        (g)       Custodian Agreement (1)
        (h) (1)   Agency Agreement (1)
            (2)   Fund Accounting Service Agreement (1)
        (i)       Legal Opinion (1)
        (j)       Accountants'  Consent (to be filed)
        (k)       Financial  statements omitted from Statement of
                    Additional Information - none
        (l)       Letter of investment intent (1)
        (m)       Amended Distribution Plan pursuant to Rule 12b-1 (1)
        (n)       Plan pursuant to Rule 18f-3 (not applicable)


(1) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A previously filed on October 28, 1998.

Item 24.       Persons controlled by or under Common Control with Registrant
               -------------------------------------------------------------

               None.

Item 25.       Indemnification
               ---------------

        Section 10.1 of the Corporation's By-Laws provides that:

        Section 10.1 INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS. The Corporation shall indemnify its present and past Directors, officers, employees and agents, and any persons who are serving or have served at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the full extent provided and allowed by Section 2-418 of the Corporations and Associations Code of Maryland, as amended from time to time or any other applicable provisions of laws, against any judgments, penalties, fines, settlements, or reasonable expenses (including attorney's fees) actually incurred by any such persons in connection with any threatened, pending, or completed actions, suite or proceedings. Notwithstanding anything herein to the contrary, no Director, officer, investment adviser or principal underwriter of the corporation shall be indemnified in violation of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

        Paragraphs 7 and 8 of the Underwriting Agreement state:

        7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

        8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

        Paragraph E.3. of the Accounting Services Agreement states:

        Responsibility of Morgan Keegan & Company, Inc. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. Morgan Keegan shall be entitled to rely on and may act upon the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

        In addition, Morgan Keegan shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. Morgan Keegan shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. Morgan Keegan agrees not to discriminate against the Fund in favor of any other customer of Morgan Keegan in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.

Item 26.       Business and Other Connections of Investment Adviser
               ----------------------------------------------------

        Morgan Asset Management, Inc., a Tennessee corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to its officers and directors is included in its Form ADV filed on October 21, 1998 with the Securities and Exchange Commission (registration number 801-27629) and is incorporated herein by reference.

Item 27.       Principal Underwriter
               ---------------------

(a)     Bedford Money Market Fund
        Morgan Keegan Select Fund, Inc.

(b)     Morgan Keegan & Company, Inc.

Name and                            Positions and                Positions and
Principal Business                  Offices With                 Offices With
Address                             Underwriter                  Registrant
------------------                  -------------                -------------

(Principal Business Address,
unless otherwise noted, is:
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103)

Allen B. Morgan, Jr.          Chairman and                 Director,
                              Chief Executive              President
                              Officer, Executive
                              Managing Director

Joseph C. Weller              Chief Financial              Vice President,
                              Officer, Executive           Treasurer and
                              Managing Director,           Assistant Secretary
                              Executive Vice President,
                              Secretary and Treasurer

John W. Stokes, Jr.           Vice Chairman,               None
                              Executive Managing
                              Director

Robert A. Baird               Executive                    None
                              Managing Director

G. Douglas Edwards            Executive Managing           None
                              Director

James H. Ganier               Executive Managing           None
                              Director

Stephen P. Laffey             Executive Managing           None
                              Director

Thomas V. Orr                 Executive Managing           None
                              Director

James A. Parish, Jr.          Executive Managing           None
                              Director

Allen B. Adler                Managing Director            None

Franklin P. Allen III         Managing Director            None

George E. Arras, Jr.          Managing Director            None

James M. Augustine            Managing Director            None

Joseph K. Ayers               Managing Director            None

Rodney D. Baber               Managing Director            None

George E. Bagwell             Managing Director            None

Woodley H. Bagwell            Managing Director            None

Charles E. Bailey             Managing Director            None

Milton A. Barber              Managing Director            None

Joseph C. Barkley             Managing Director            None

Reginald E. Barnes            Managing Director            None

Glen E. Bascom                Managing Director            None

W. Preston Battle             Managing Director            None

Robert C. Berry               Managing Director            None

Cristan K. Blackman           Managing Director            None

John D. Brewer                Managing Director            None

Paul S. Burd                  Managing Director            None

John B. Carr, Jr.             Managing Director            None

John C. Carson, Jr.           Managing Director            None

Ted H. Cashion                Managing Director            None

Marshall A. Clark             Managing Director            None

William F. Clay               Managing Director            None

Robert E. Cope                Managing Director            None

Mark W. Crowl                 Managing Director            None

Harold L. Deaton              Managing Director            None

William W. Deupree, Jr.       Managing Director            None

Robert H. Dudley, Jr.         Managing Director            None

Richard H. Eckels             Managing Director            None

Richard S. Ferguson           Managing Director            None

Robert M. Fockler             Managing Director            None

Wilmer J. Freiberg            Managing Director            None

Graham D.S. Fulton            Managing Director            None

John H. Geary                 Managing Director            None

Robert D. Gooch, Jr.          Managing Director            None

James F. Gould                Managing Director            None

Terry C. Graves               Managing Director            None

John H. Grayson, Jr.          Managing Director            None

Gary W. Guinn                 Managing Director            None

David M. Guthrie              Managing Director            None

Jan L. Gwin                   Managing Director            None

Thomas M. Hahn                Managing Director            None

Thomas V. Harkins             Managing Director            None

Michael J. Harris             Managing Director            None

Haywood Henderson             Managing Director            None

Roderick E. Hennek            Managing Director            None

Edwin L. Hoopes, III          Managing Director            None

R. Davis Howe                 Managing Director            None

William F. Hughes, Jr.        Managing Director            Director

Joe R. Jennings               Managing Director            None

Robert Jetmundsen             Managing Director            None

Ram P. Kasargod               Managing Director            None

Peter R. Klyce                Managing Director            None

Peter Stephen Knoop           Managing Director            None

W. Lawrence M. Knox, Jr.      Managing Director            None

E. Carl Krausnick, Jr.        Managing Director            None

James R. Ladyman              Managing Director            None

A. Welling LaGrone, Jr.       Managing Director            None

Benton G. Landers             Managing Director            None

William M. Lellyett, Jr.      Managing Director            None

W. G. Logan, Jr.              Managing Director            None

Wiley H. Malden               Managing Director            None

John Henry Martin             Managing Director            None

William D. Mathis, III        Managing Director            None

John Fox Matthews             Managing Director            None

Francis J. Maus               Managing Director            None

Charles D. Maxwell            Managing Director            Secretary and
                                                           Assistant Treasurer

John Welsh Mayer              Managing Director            None

W. Neal McAtee                Managing Director            None

Harris L. McCraw III          Managing Director            None

Edward S. Michelson           Managing Director            None

G. Rolfe Miller               Managing Director            None

Gary C. Mills                 Managing Director            None

David Montague                Managing Director            None

Robert M. Montague            Managing Director            None

K. Brooks Monypeny            Managing Director            None

John G. Moss                  Managing Director            None

Lewis A. Moyse                Managing Director            None

William G. Mueller            Managing Director            None

Mortimer S. Neblett           Managing Director            None

Philip G. Nichols             Managing Director            None

Michael O'Keefe               Managing Director            None

Jack A. Paratore              Managing Director            None

William T. Patterson          Managing Director            None

J. Christopher Perkins        Managing Director            None

Minor Perkins                 Managing Director            None

Logan B. Phillips, Jr.        Managing Director            None

L. Jack Powell                Managing Director            None

S. Mark Powell                Managing Director            None

Richard L. Preis              Managing Director            None

C. David Ramsey               Managing Director            None

Hedi H. Reynolds              Managing Director            None

Donna L. Richardson           Managing Director            None

R. Michael Ricketts           Managing Director            None

Thomas E. Robinson, Sr.       Managing Director            None

Darien M. Roche               Managing Director            None

Kenneth L. Rowland            Managing Director            None

W. Wendell Sanders            Managing Director            None

E. Elkan Scheidt              Managing Director            None

Ronald J. Schuberth           Managing Director            None

Lynn T. Shaw                  Managing Director            None

Fred B. Smith                 Managing Director            None

Richard J. Smith              Managing Director            None

Robert L. Snider              Managing Director            None

John B. Snowden, IV           Managing Director            None

Thomas A. Snyder              Managing Director            None

Richard A. Spell              Managing Director            None

John W. Stokes, III           Managing Director            None

John Burke Strange            Managing Director            None

James M. Tait, III            Managing Director            None

J. Crosby Taylor, Jr.         Managing Director            None

Phillip C. Taylor             Managing Director            None

John D. Threadgill            Managing Director            None

P. Gibbs Vestal               Managing Director            None

Edmund J. Wall                Managing Director            None

W. Charles Warner             Managing Director            None

Richard E. Watson             Managing Director            None

Craig T. Weichmann            Managing Director            None

John S. Wilson                Managing Director            None

J. William Wyker III          Managing Director            None

John J. Zollinger, III        Managing Director            None

(c)     None

Item 28.       Location of Accounts and Records
               --------------------------------

        The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103. All other accounts, books and other documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and portfolio accounting service provider, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

Item 29.       Management Services
               -------------------

               Not applicable

Item 30.       Undertakings
               ------------
               None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Morgan Keegan Southern Capital Fund, Inc., has duly caused this Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 16th day of August, 1999.

                    MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.


                    By: /s/ Allen B. Morgan, Jr.
                        -------------------------------
                        Allen B. Morgan, Jr., President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                     Date
---------                         -----                     ----


/s/ Allen B. Morgan, Jr.          Director and President    August 16, 1999
--------------------------        (Chief Executive
Allen B. Morgan, Jr.              Officer)


/s/ Joseph C. Weller              Vice President and        August 16, 1999
--------------------------        Treasurer (Chief
Joseph C. Weller                  Financial Officer)


/s/ James D. Witherington, Jr.    Director                  August 16, 1999
------------------------------
James D. Witherington, Jr.


/s/ William F. Hughes, Jr.        Director                  August 16, 1999
--------------------------
William F. Hughes, Jr.


/s/ William Jefferies Mann        Director                  August 16, 1999
--------------------------
William Jefferies Mann


/s/ James Stillman McFadden       Director                  August 16, 1999
---------------------------
James Stillman McFadden